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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 9, 2009


                                   PPOL, INC.
             (Exact name of registrant as specified in its charter)

        CALIFORNIA                 000-50065                  95-4436774
State or other jurisdiction       (Commission              (I.R.S. Employer
     of organization)             File Number)          Identification Number)

                3070 Bristol St., Suite 440, Costa Mesa, CA 92626
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 937-3211


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
          STANDARD

SEC Offer of Settlement and Consent Order

As reported on Form 8-K dated September 17, 2009, which is incorporated herein by reference and as proposed therein, PPOL INC. (the "Company") submitted on October 5, 2009 an Offer of Settlement to the Securities and Exchange Commission ("SEC") to enter into a Consent Order that will state that the Company has failed to comply with reporting requirements under Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rules 13a-1 and 13a-13 thereunder while the common stock of the Company was registered with the SEC, and to order that pursuant to Section 12(j) of the Exchange Act, registration of the common stock of the Company registered pursuant to Section 12 of the Exchange Act be revoked.

ITEM 8.01 Other Events

Filing of Certificate of Intent to Dissolve

On October 6, 2009, the Company filed a Certificate of Election to Wind Up and Dissolve with the California Secretary of State.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 9, 2009

                                           PPOL, INC.



                                           By:  /s/ Masao Yamamoto
                                                -----------------------
                                                Masao Yamamoto
                                                CEO, CFO and Corporate Secretary


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